                                                                    EXHIBIT 25.1

================================================================================
                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           [_]

                            ----------------------


                     THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                 13-5160382
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

One Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                 (Zip code)

                                 ____________

                               AVALON CABLE LLC
              (Exact name of obligor as specified in its charter)

Delaware                                                 13-4029965
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                            ----------------------

                      AVALON CABLE HOLDINGS FINANCE, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                 13-4029969
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                            ______________________

                    AVALON CABLE OF MICHIGAN HOLDINGS, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                 04-3423309
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                               ________________
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                            ______________________

                        AVALON CABLE OF MICHIGAN, INC.
              (Exact name of obligor as specified in its charter)

Pennsylvania                                             23-2566891
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)


800 Third Avenue, Suite 3100
New York, New York                                       10022
(Address of principal executive offices)                 (Zip code)

                            ______________________


                Series B 11-7/8% Senior Discount Notes due 2008
                      (Title of the indenture securities)


=================================
===============================================

                                      -2-
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1.  General information.  Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

---------------------------------------------------

       Name              Address

---------------------------------------------------

    Superintendent of Banks of the State of    2 Rector Street, New York,
    New York                                   N.Y. 10006, and Albany, N.Y.
                                               12203

    Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                               N.Y. 10045

    Federal Deposit Insurance Corporation      Washington, D.C. 20429

    New York Clearing House
Association        New York, New York 10005

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registrati on Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of May, 1999.


                                  THE BANK OF NEW YORK



                                  By:   /s/REMO J. REALE
                                      -----------------------------------
                                    Name:  REMO J. REALE
                                    Title:    ASSISTANT VICE PRESIDENT


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                                                                       EXHIBIT 7

                     Consolidation Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                           Dollar Amounts
ASSETS                                                                      in Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and
    coin                                                                    $ 3,951,273

 Interest-bearing balances                                                    4,134,162

Securities:
 Held-to-maturity securities                                                     932,468

 Available-for-sale securities                                                 4,279,246

Federal funds sold and Securities purchased
 under agreements to resell                                                    3,161,626

Loans and lease financing receivables:
 Loans and leases, net of unearned
    income                                                                    37,861,802
 LESS: Allowance for loan and
    lease losses                                                                 619,791
 LESS: Allocated
transfer risk
    reserve                                                                        3,572
 Loans and leases, net of unearned income,
    allowance, and reserve                                                    37,238,439

Trading Assets                                                                 1,551,556

Premises and fixed assets (including capitalized
 leases)                                                                         684,181

Other real estate owned                                                           10,404
Investments in unconsolidated subsidiaries and
 associated companies                                                            196,032
Customers' liability to this bank on acceptances
 outstanding                                                                     895,160
Intangible assets                                                              1,127,375
Other assets                                                                   1,915,742

       -------------
Total assets                                                                 $60,077,664
                                                                           =============

LIABILITIES
Deposits:
 In domestic offices                                                         $27,020,578
 Noninterest-bearing                                                          11,271,304
 Interest-bearing                                                             15,749,274
 In foreign offices, Edge and Agreement
   subsidiaries, and IBFs                                                     17,197,743
 Noninterest-bearing                                                             103,007
 Interest-bearing                                                             17,094,736
Federal funds purchased and Securities sold
  under agreements to repurchase                                               1,761,170
Demand notes i
ssued to the U.S.Treasury                                          125,423
Trading liabilities                                                            1,625,632
Other borrowed money:
  With remaining maturity of one year or less                                  1,903,700
  With remaining maturity of more than one year
   through three years                                                                 0
  With remaining maturity of more than three years.                               31,639

Bank's liability on acceptances executed and
 outstanding                                                                     900,390
Subordinated notes and debentures                                              1,308,000
Other liabilities                                                              2,708,852
                                                                            ------------
Total liabilities                                                             54,583,127
                                                                            ============
EQUITY CAPITAL
Common stock
                                  1,135,284
Surplus                                                                          764,443
Undivided profits and capital reserves                                         3,542,168
Net unrealized holding gains (losses) on
 available-for-sale securities                                                   82,367
Cumulative foreign currency translation
 adjustments                                                                    (29,725)
                                                                           ------------
Total equity capital                                                          5,494,537
                                                                           ------------
Total liabilities and equity capital                                        $60,077,664
                                                                           ============
<
/TABLE>

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

               Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni
Gerald L. Hassell                         Directors
Alan R. Griffith
